AFFIDAVIT

I, the undersigned, **EDWIN D. MONZON**, Attorney, exercising my profession at the law offices of Lazarus, Charbonneau, located at 759, Square Victoria, Suite 200, of the City and District of Montreal, do do hereby attest that I am fluent in the English and French languages, having completed my university studies at both French and English universities in Montreal, Quebec, Canada.

For the sole and unique purposes of assisting my Client, Biocrude Technologies Inc., assess the contents of the documents more fully enumerated hereinafter, I have prepared a translation from the French language into the English language:

French Version:	English Version:
Garantie Souveraine Renouvable	Renewable Sovereign Guarantee
Bon du Trésor	Treasury Bond
Bon de Caisse	Note
Procès-Verbal	Minutes

Copies of the original and translated versions are attached hereto.

It is my considered opinion that the translated version of the documents are, to the best of my ability, a faithful, sincere and correct reflection of the original documents.

The interpretation and enforceability of the obligations resulting from the documents are governed by the original version of said documents and the translated versions prepared by the undersigned are to be considered strictly for the sole and unique purpose of providing general guidance as to the contents of said documents and any guarantee pertaining thereto are hereby disclaimed and / or disavowed.

All the facts contained herein are true, sincere and correct.

AND I HAVE SIGNED:

EDWIN D. MONZON

SOLEMNLY AFFIRMED BEFORE ME
at Montreal, this 6th day of September, 2017

Commissioner for Oaths
LINDA HAMEL
31050
For Quebec and outside of Quebec

COMMISSIONER OF OATHS FOR THE CITY AND DISTRICT OF MONTREAL

GOUVERNORAT DE L'ILE AUTONOME DE NGAZIDJA
PALAIS DE MRODJOU – UNION DES COMORES

LE GOUVERNEUR

ORIGINAL

Réf N°17-001GSR /GIAN

15 JUIN 2017

A

BIoCRUDE TECHNOLOGIE INC
BMO Bank of Montreal – Branch Valois
33 Av. Donegani
Pointe-Claire, Quebec, Canada H9R2V7
Tel : (514) 630-7916 – Faxe : (514) 630-6313
Transit No : (MI02241-001)
SWIFT : BOFMCAM2
Routing No: 000102821
Account # : 4795-450
Beneficiari : BioCrude Technologies, Inc

GARANTIE SOUVERAINE RENOUVELABLE

GARANTIE DANS LE CAS DU DEFAUT DE PAIEMENT ET ETANT UN DES ELEMENTS CONSTITUANT LA GARANTIE SOUVERAINE RENOUVELABLE NUMERO : N°17-001GSR /GIAN, EN APPUI DU BON DU TRESOR N° 17-001/TR/NG EMIS EN DATE DU 14 JUIN 2017 D'UN MONTANT DE 8.440.000.000KMF (HUIT MILLIARDS QUATRE CENT QUARANTE MILLIONS KMF), CE MONTANT DE FC SERA VARIABLE POUR TOUJOURS EQUIVALOIR A UN MONTANT DE VINGT MILLIONS DOLLARS US ($ 20 000 000 US).

CETTE GARANTIE DANS LE CAS DE DEFAUT DE PAIMENT DES MONTANTS PREVUS DANS LES ACCORDS PORTANT LES NUMEROS DE REFERENCE : BIOCRUDE/MCMUN/MSW-LLC/2016/1 [CONCESSION ET ACCORD D'ACHAT D'ELECTRICITE] ET DELEGATAIRE-DELEGANT/MSW/PEA/CA/1 [CONVENTION DE DELEGATION], ETANT DES ELEMENTS DE LA GARANTIE SOUVERAINE RENOUVELABLE, CELLE-CI EST EMISE A TITRE DE GARANTIE FINANCIERE QUE L'ILE AUTONOME DE NGAZIDJA FOURNIT A BIOCRUDE TECHNOLOGIES, INC, POUR SECURISER LES SOMMES DUES DANS LE CAS DE DEFAUT DE PAYEMENT POUR L'OPERATION DU COMPLEXE DE

TRANSFORMATION DES DECHETS SOLIDES MUNICIPAUX EN ENERGIE CONSOMMEE POUR AINSI RESPECTER LES OBLIGATIONS MONETAIRES DU GOUVERNORAT DE NGAZIDJA VIS-A-VIS DE LA SOCIETE BIOCRUDE TECHNOLOGIES, INC ; SIGNE EN DATE DU 9 DECEMBRE 2016.

ORIGINAL

DATE D'EMISSION : 15 JUIN 2017

MATURITE : 10 ANS RENOUVELABLE.
CETTE GARANTIE EST VALIDE POUR DIX (10) ANS, RENOUVELABLE POUR AUTANT DES TERMES SUPPLEMENTAIRES NECESSAIRES, POUR RESPECTER LES TERMES PREVUS AUX ACCORDS SIGNES PAR LES PARTIES.

VALEUR NOMINALE : 8.440.000.000KMF (HUIT MILLIARDS QUATRE CENT QUARANTE MILLIONS KMF) ; CE MONTANT DE FC SERA VARIABLE POUR TOUJOURS EQUIVALOIR A UN MONTANT DE VINGT MILLIONS DOLLARS US ($ 20 000 000US). CE BON DE TRESOR DEVRA TOUJOURS VALOIR AVOIR L'EQUIVALENT DE VINGT MILLIONS DE DOLLARS US ($ 20 000 000 US) MALGRE LES RETRAITS QUE LA SOCIETE BIOCRUDE TECHNOLOGIES, INC. AURA A FAIRE DANS LE CAS OU LE GOUVERNORAT DE L'ILE AUTONOME DE NGAZIDJA SERAIT EN DEFAUT DE REMPLIR SES OBLIGATION MONETAIRES TEL QUE PREVUS AUX ACCORDS.

CE MONTANT REPRESENTE LA GARANTIE POUR SECURISER LES SOMMES DUES DANS LE CAS D'UN DEFAUT DE PAIEMENT POUR L'OPERATION DU COMPLEXE DE TRANSFORMATION DES DECHETS SOLIDES MUNICIPAUX EN ENERGIE POUR AINSI RESPECTER LES OBLIGATIONS MONETAIRES DU GOUVERNORAT DE NGAZIDJA VIS-A-VIS DE LA SOCIETE BIOCRUDE TECHNOLOGIES, INC. SIGNE EN DATE DU 9 DECEMBRE 2016. DANS LES ACCORDS SIGNES PAR LES DEUX (2) PARTIES, LE TERME DE LETTRE DE CREDIT RENOUVELABLE DOIT ETRE REMPLACER PAR LE TERME BON DU TRESOR.

NOUS SOUSSIGNE, HASSANI HAMADI, GOUVERNEUR DE L'ILE AUTONOME DE NGAZIDJA, ET EN MA QUALITE D'ORDONATEUR PRINCIPAL DU BUDGET DE L'ILE AUTONOME DE NGAZIDJA ET AU NOM DU GOUVERNEMENT DES COMMISSAIRES DE L'ILE AUTONOME DE NGAZIDJA, NOUS ENGAGEONS ET EMETTONS PAR LA PRESENTE CETTE GARANTIE SOUVERAINE DE L'ILE AUTONOME DE NGAZIDJA, NOUS PROMETTONS, SANS PROTESTATION, ET SANS AVIS, DE PAYER AU PORTEUR, CONTRE CETTE GARANTIE, FAITE A L'ORDRE DE BIOCRUDE TECHNOLOGIES, INC. LA SOMMES DE VINGT MILLIONS DOLLARS US ($20 000 000US) ET A L'ATTENTION DE BIOCRUDE TECHNOLOGIES, INC. AUX CLAUSES DES ACCORDS.

ORIGINAL

CES PAIEMENTS DEVRONT ETRE EFFECTUES SANS DEDUCTION, LIBRE DE TOUTES COMPENSATIONS, CHARGES, FRAIS OU RETENUES DE TOUTES NATURES, EXISTANTES OU FUTURES, IMPOSEES, PRELEVEES, COLLECTEES, RETENUES, OU DETERMINEES A CET EGARD PAR TOUTES INSTITUTIONS FINANCIERES DE L'ILE.

CES PAIMENTS DEVRONT ETRE EFFECTUES SANS DEDUCTION, LIBRE DE TOUTES COMPENSATIONS, CHARGES, FRAIS, OU RETENUES DE TOUTES NATURES, EXISTANTES OU FUTURES, IMPOSEES, PRELEVEES, COLLECTEES, DETERMINEES A CET EGARD PAR TOUTES INSTITUTIONS FINANCIERES.

CETTE GARANTIE DE DEFAUT DE PAIEMENT ETANT UN DES ELEMENTS DE LA GARANTIE SOUVERAINE EST RENOUVELABLE ET IRREVOCABLE, TRANSFERABLE, ASSIGNABLE, ET ESCOMPTABLE, SANS AUTORISATION DE NOTRE PART ET SANS PAIEMENT D'AUCUNE CHARGE OU DE FRAIS DE TRANSFERT.

CETTE GARANTIE SERA REGIE INTERPRETEE TEL QUE PREVU DANS LES DIFFERENTS CONTRATS SIGNES ET BIEN APPLIQUES PAR LES DEUX PARTIES. CETTE GARANTIE EST REDIGEE DANS LA LANGUE FRANÇAISE.

CETTE GARANTIE EST UN INSTRUMENT PLEINEMENT EXECUTE, TRANSFERABLE, RENOUVELABLE, IRREVOCABLE ET EN VIGUEUR.

POUR ET AU NOM DE L'ILE AUTONOME DE NGAZIDJA.

HASSANI HAMADI

ILE AUTONOME DE NGAZIDJA
UNION DES COMORES
LE GOUVERNEUR

Pièces jointes :

- Bon de Trésor
- Bon de Caisse
- Procès-verbal

UNION DES COMORES
Unité-Solidarité-Développement
****

ÎLE AUTONOME DE NGAZIDJA
Honneur-Solidarité-Développement

COMMISSARIAT AUX FINANCES, AU BUDGET, A L'ECONOMIE, AU COMMERCE INTERIEUR, A L'INDUSTRIE, AU PLAN, CHARGE DE LA POROMOTION DES INVESTISSEMENTS

Émit-le : Onze juin deux mille dix sept, Montant : 8 440 000 000 KMF soit 20 000 000 dollars

N°17-001/TR/NG

14 JUIN 2017

BON DU TRESOR

A intérêt Progressif et Renouvelable

=============

Conformément au mandatement N°103 en date du 11/06/2017, et du Bon de Caisse N°: 01 en date du 11/06/2017, d'un montant de **8 440 000 000KMF** soit **20 000 000 dollars Américain US** (Vingt millions de dollars) relatif au PV du gouvernement des Commissaires de l'Île Autonome de Ngazidja en date du 08/06/2017, il est émis le présent Bon du Trésor pour la garantie souveraine, renouvelable et irréversible du gouvernorat à pouvoir rembourser au gré du Porteur dès le 6ème mois de son émission conformément au barème en vigueur. Le Trésor public de l'Île Autonome de Ngazidja s'engage à payer à vu le présent Bon du Trésor à l'ordre de la société **BioCRUDE TECHNOLOGIE INC** à chaque fois que c'est nécessaire.

Trésorière Payeur de l'ILE de Ngazidja	**Visa du Contrôleur Financier**	**Le Commissaire en charge des Finances**
TRESORERIE GENERALE DE NGAZIDJA – Le Trésorier-Payeur Général	VISA N° 980/14/06/17 Le contrôleur financier IAN	LE COMMISSAIRE

ORIGINAL

Unité-Solidarité-Developpement
****

EXERCICE : 2017 | **BUDGET DE FONCTIONNEMENT**

BON DE CAISSE

CHARGES COMMUNES
AUTRES LOCATIONS

N° de la Fiche d'engagement | 01 |
Payable à ___

Monsieur le Trésorier-payeur de ___________

est autorisé à payer la créance désignée ci-après :

INSTITUTION : 31
MOIS ET EXRECICE D'EMISSION : /06/2017
EXERCICE D'ORIGINE : 2017
N° DU BORDEREAU D'EMISSION : 98
N° DU MANDAT : 102

OBJET DE LA DEPENSE :
Paiement relatif dans la situation d'un défaut de paiement comme stipulé dans les contrats signé le 9 Décembre 2016 entre l'île Autonome de Ngazidja et BioCrude Technologie, Inc. Concernant les accords portant les numéros de référence : BioCrude/MUMUN/MSW-LLC/2016/1[Concessions &Accord d'Achat d'EMSWPEA/CA/2016/1[Convention de Délégation].

MISSION	FONCTION	PROGRAMME	SERVICE	NATURE	SOMMES
	0180/0451	-	9998/5501		8 440 000 000

ORIGINAL

DESIGNATION DU CREANCIER (1) :
BioCRUDE TECHNOLOGIE INC
BMO Bankof Montreal-Branch Valois
33 Av.Donegani
Pointe-Claire,Quebec, Canada H9R2V7
Tel(514)630-6313

COMPTE N° 02241-001-4795-450[002241-001 correspond au numéro de transit]

PIECES JUSTIFICATIVES DE LA DEPENSE :
Extrait du PV du Conseil du Jeudi 08/06/2017 N° 17/08/06/01

Montant brut de l'ordonnancement en FC | 8 440 000 000 |

A PRECOMPTER

Ce montant de FC sera variable pour toujours équivaloir à un montant de 20 000 000 de dollars US

Arrêté par nous le présent bon de caisse à la somme de HUIT MILLIARDS QUATRE CENT QUARANTE MILLIONS FRANCS COMORIEN./////

Emis à Moroni, ______________

Signature et Timbre de l'Ordonnateur :

DIRECTION GENERALE DU BUDGET — Le Directeur

Visa " Bon à payer " du Trésorier Général Payeur

TRESORERIE GENERALE DE NGAZIDJA — Le Trésorier-Payeur Général

Pour acquit de la somme indiquée ci-dessus (B)

A Moroni, 17 JUIN 2017 ________2017

(1) Nom, Prénoms, adresse complète
Pour les sociétés : raison sociale exacte.

AVIS – Le paiement de ce bon de caisse ne peut être exigé qu'à partir du cinquième jour suivant celui de l'émission.
Le paiement doit être effectué jusqu'à expiration des délais fixés par l'article 237 du décret du 13 décembre 1912.

BON DE CAISSE

Unité-Solidarité-Développement

Union des Comores

ÎLE AUTONOME DE NGAZIDJA

Honneur-Solidarité-Développement

Île Autonome de NGAZIDJA

L'EXECUTIF DE L'ÎLE

LE SECRETAIRE GENERAL

Moroni le, 12 JUIN 2017

ORIGINAL

N°17 /08/06 /01

Extrait du PV du Conseil du Jeudi 08/06/ 2017
Au titre du Commissariat aux Finances.

Le Commissaire aux Finances a présenté une note relative à la constitution de fonds de garantie pour la société **BIOCRUDE Technologies INC** dont le siège, est au Canada.

Cette Société a été retenue par rapport à l'appel d'offre qui concerne la gestion des déchets, la propreté, ainsi que la distribution de l'électricité alternative et de l'eau potable.

Après clarification des missions et des conditions requises dans l'engagement de **BIOCRUDE technologies INC.**, le Conseil s'est prononcé entièrement favorable à la Commande ferme placée auprès de cette entreprise.

Cette Commande sera accompagnée d'un bon de trésor d'un montant de **20 millions de dollars US**, soit un montant équivalant à **8.440.000. 000KMF.**

Le Conseil donne son approbation au Commissaire aux Finances afin d'autoriser la Trésorière payeur Générale à procéder à la délivrance du dit – document.

Le secrétaire Général de l'Exécutif

GOUVERNORAT DE L'ILE AUTONOME DE NGAZIDJA – Le Secrétaire Général de l'Exécutif

Dr ABDOURAHIM SAID BAKAR

AUTONOMOUS ISLAND OF NGAZIDJA

Honor – Solidarity – Development

GOVERNORATE OF THE AUTONOMOUS ISLAND OF NGAZIDJA MRODJOU PALACE - UNION OF THE COMOROS

THE GOVERNOR

Ref No 17-001GSR/GIAN

15 JUNE 2017

TO:
BioCRUDE TECHNOLOGIE INC.
BMO Bank of Montreal – Valois Branch
33 Donegani Avenue
Pointe Claire, Quebec, Canada H9R 2V7
Tel.: (514) 630-7916 – Fax: (514) 630-6313
Transit No.: (MI02241-001)
SWIFT: BOFMCAM2
Routing No.: 000102821
Account #: 4795-450
Beneficiary: BioCrude Technologies, Inc.

RENEWABLE SOVEREIGN GUARANTEE

GUARANTEE IN THE CASE OF NON-PAYMENT AND BEING ONE OF THE ELEMENTS CONSTITUTING THE SOVEREIGN RENEWABLE GUARANTEE NUMBER: N° 17-001GSR/GIAN, IN SUPPORT OF THE TREASURY BOND NUMBER: N° 17-001/TR/NG ISSUED ON 14 JUNE 2017 IN THE AMOUNT OF 8.440.000.000 KMF (EIGHT BILLION, FOUR HUNDRED AND FORTY MILLION KMF), THIS AMOUNT OF CF WILL BE VARIABLE AND WILL ALWAYS BE EQUAL TO AN AMOUNT OF TWENTY MILLION DOLLARS US ($ 20 000 000 US).

THIS GUARANTEE, IN THE EVENT OF FAILURE TO PAY THE AMOUNTS FORESEEN IN THE AGREEMENTS BEARING REFERENCE NUMBERS: BIOCRUDE/MCMUN/MSW-LLC/2016/1 (CONCESSION AND ELECTRICITY PURCHASE AGREEMENT) AND DELEGATAIRE-DELEGANT/MSW/PEA/CA/1 (DELEGATION AGREEMENT), BEING ELEMENTS OF THE SOVEREIGN RENEWABLE GUARANTEE, SAID GUARANTEE IS ISSUED AS A FINANCIAL GUARANTEE THAT THE AUTONOMOUS ISLAND OF NGAZIDJA HEREBY PROVIDES TO BIOCRUDE TECHNOLOGIES, INC. TO SECURE THE SUMS DUE IN THE EVENT OF A DEFAULT TO PAY FOR THE TREATMENT OF MUNICIPAL SOLID WATE AND PROCUREMENT OF RENEWABLE ENERGY IN ORDER TO MEET THE MONETARY OBLIGATIONS OF THE

GOVERNORATE OF NGAZIDJA WITH RESPECT TO BIOCRUDE TECHNOLOGIES, INC.; SIGNED ON 9 DECEMBER 2016.

DATE OF ISSUANCE: JUNE 15, 2017

MATURITY: 10 YEARS, RENEWABLE.
THE PRESENT GUARANTEE IS VALID FOR A PERIOD OF TEN (10) YEARS, RENEWABLE FOR SUCH ADDITIONAL TERMS AS ARE NECESSARY TO COMPLY WITH THE TERMS PROVIDED FOR IN THE AGREEMENTS EXECUTED BY THE PARTIES.

NOMINAL VALUE: 8.400.000.000KMF (EIGHT BILLION FOUR HUNDRED FORTY MILLION KMF); THIS CF AMOUNT WILL ALWAYS BE EQUAL TO AN AMOUNT OF TWENTY MILLION DOLLARS US ($20 000 000 US). THIS TREASURY BOND WILL ALWAYS HAVE TO BE WORTH THE EQUIVALENT OF TWENTY MILLION DOLLARS US ($20 000 000 US) DESPITE THE WITHDRAWALS THAT BIOCRUDE TECHNOLOGIES, INC. WILL HAVE TO MAKE IN THE EVENT THAT THE GOVERNORATE OF THE AUTONOMOUS ISLAND OF NGAZIDJA FAILS TO FULFILL ITS MONETARY OBLIGATIONS SUCH AS PROVIDED FOR IN THE AGREEMENTS.

THIS AMOUNT REPRESENTS THE GUARANTEE TO SECURE THE SUMS DUE IN DEFAULT OF PAYMENT FOR THE OPERATION OF THE COMPLEX OF CONVERSION OF MUNICIPAL SOLID WASTE INTO ENERGY IN ORDER TO MEET THE MONETARY OBLIGATIONS OF THE GOVERNORATE OF NGAZIDJA WITH RESPECT TO BIOCRUDE TECHNOLOGIES, INC., SIGNED ON DECEMBER 9, 2016. IN THE AGREEMENTS, SIGNED BY BOTH PARTIES, THE TERM RENEWABLE LETTER OF CREDIT MUST BE REPLACED BY THE TERM TREASURY BOND.

WE, THE UNDERSIGNED, HASSANI HAMADI, GOVERNOR OF THE AUTONOMOUS ISLAND OF NGAZIDJA, AND IN MY CAPACITY AS CHIEF BUDGETARY OFFICER OF THE AUTONOMOUS ISLAND OF NGAZIDJA AND ON BEHALF OF THE GOVERNMENT OF THE COMMISSIONERS OF THE AUTONOMOUS ISLAND OF NGAZIDJA, HEREBY UNDERTAKE AND ISSUE BY THESE PRESENTS THIS SOVEREIGN GUARANTEE OF THE AUTONOMOUS ISLAND OF NGAZIDJA, WE PROMISE, WITHOUT PROTEST, AND WITHOUT NOTICE, TO PAY THE BEARER, AGAINST THIS GUARANTEE, MADE TO THE ORDER OF BIOCRUDE TECHNOLOGIES, INC. THE SUM OF TWENTY MILLION DOLLARS US ($20 000 000 US) AND TO THE ATTENTION OF BIOCRUDE TECHNOLOGIES, INC. TO THE TERMS OF THE AGREEMENTS.

THESE PAYMENTS SHALL BE MADE WITHOUT DEDUCTIONS, FREE OF ALL OFFSETS, CHARGES, FEES OR WITHHOLDINGS OF ANY KIND, WHETHER EXISTING OR FUTURE, IMPOSED, LEVIED, COLLECTED, WITHHELD OR DETERMINED IN THIS RESPECT BY ANY FINANCIAL INSTITUTIONS OF THE ISLAND.

THESE PAYMENTS SHALL BE MADE WITHOUT DEDUCTIONS, FREE OF ALL OFFSETS, CHARGES, FEES OR WITHHOLDINGS OF ANY KIND, WHETHER EXISTING OR FUTURE, IMPOSED, LEVIED, COLLECTED, DETERMINED IN THIS RESPECT BY ANY FINANCIAL INSTITUTIONS OF THE ISLAND.

THIS GUARANTEE OF DEFAULT OF PAYMENT, BEING ONE OF THE ELEMENTS OF THE SOVEREIGN GUARANTEE, IS RENEWABLE AND IRREVOCABLE, TRANSFERABLE, ASSIGNABLE, AND DISCOUNTABLE, WITHOUT OUR AUTHORIZATION AND WITHOUT PAYMENT OF ANY CHARGES OR TRANSFER FEES.

THIS GUARANTEE WILL BE GOVERNED, INTERPRETED AS STIPULATED IN THE VARIOUS EXECUTED CONTRACTS AND WELL APPLIED BY THE TWO PARTIES. THIS GUARANTEE IS WRITTEN IN THE FRENCH LANGUAGE.

THIS GUARANTEE IS A FULLY EXECUTED, TRANSFERABLE, RENEWABLE, IRREVOCABLE AND ENFORCEABLE INSTRUMENT.

FOR AND ON BEHALF OF THE AUTONOMOUS ISLAND OF NGAZIDJA.

HASSANI HAMADI

(S)

ATTACHMENTS:

- TREASURY BOND
- NOTE
- MINUTES

UNION OF THE COMOROS

Unity – Solidarity – Development

****

AUTONOMOUS ISLAND OF NGAZIDJA

Honor – Solidarity – Development

OFFICE OF THE COMMISSIONER OF FINANCE, BUDGET, ECONOMY, INTERIOR COMMERCE, INDUSTRY, PLANNING AND THE PROMOTION OF INVESTMENTS

Issued on: June Eleventh Two Thousand Seventeen, Amount: 8 440 000 000 KMF equivalent to 20 000 000 Dollars

No. 17-001/TR/NG

June 14 2017

Treasury Bond

Progressive Interest and Renewable

================

In conformity with mandate No. 103, dated 11/06/2017, Note No. 01, dated 11/06/2017, in the amount of 8 440 000 000KMF equivalent to 20 000 000 American dollars US (Twenty Million Dollars) relating to the minutes of the Government of the Commissioners of the Autonomous Island of Ngazidja, dated 08/06/2017, the present Treasury Bond is issued for the sovereign guarantee, renewable and irreversible of the governorate to reimburse at the discretion of the bearer, as at the 6th month following its issuance, in accordance with the scale in force. The public Treasury of the Autonomous Island of Ngazidja does hereby engage itself to pay, on sight the present Treasury Bond to the order of BioCRUDE TECHNOLOGIES INC each time it is necessary.

Paymaster of the Island of Ngazidja | Visa of the Financial Controller | Commissioner in Charge of Finances

Unity - Solidarity – Development
****

FINANCIAL YEAR: 2017

OPERATING BUDGET

INSTITUTION: 31

MONTH AND YEAR OF ISSUANCE: /06/2017

FINANCIAL YEAR OF ORIGIN: 2017

ISSUANCE SLIP N°.: 98

MANDATE N°.: 103

COMMON CHARGES
OTHER RENTALS

No of Commitment Form: 01

Payable to ______
____

NOTE

Mr. Paymaster of ____________
is authorized to pay the debt hereinafter designated:

PURPOSE OF EXPENDITURE:
Payment pertaining to a situation of a default of payment as set forth in the contracts executed between the Autonomous Island of Ngazidja and BioCrude Technologie, Inc. concerning the agreements bearing reference numbers: BioCrude/MUMUN/MSW-LLC/2016/1 (Concessions and Purchase Agreements EMSWPEA/CA//2016/1 (Delegation Agreement).

Mission	Function	Program	Service	Nature	Amount
	0180/0451	-	9998/5501		8 440 000 000

DESIGNATION OF CREDITOR (1):

BioCRUDE TECHNOLOGIE INC.
BMO Bank of Montreal – Valois Branch
33 Donegani Avenue
Pointe Claire, Quebec, Canada H9R 2V7
Tel(514)630-6313

ACCOUNT N° 02241-001-4795-450 (002241-001 corresponds to the transit number)

VOUCHERS FOR EXPENDITURE:
Extract of Minutes of Council of Thursday 08/06/2017 N° 17/08/06/01

Gross amount of Order in FC

TO DEDUCT: 8 440 000 000

This amount of CF shall vary to always equal an amount of 20 000 000 dollars US

Decreed by us the present note in the amount of **EIGHT BILLION FOUR HUNDRED AND FORTY MILLION COMORIEAN FRANCS.///**
Issued at Moroni, (STAMP)
Signature et Stamp of the Officer

Visa "Voucher" of the General Paymaster

(STAMP)

For payment of the sum indicated above (B)

At Moroni, 11 JUNE 2017

(1) Surname, name, complete address
For corporations: exact legal name.

NOTICE: The payment of this note can only be demanded from the 5th day following the issuance date. Payment must be made until the expiry of the deadlines set out in Article 237 of the Decree of 13 December 1912.

NOTE

Unity – Solidarity – Development

Union of the Comoros | AUTONOMOUS ISLAND OF NGAZIDJA | Autonomous Island of Ngazidja

Honor – Solidarity – Development

ISLAND EXECUTIVE

THE SECRETARY GENERAL

Moroni, June 12th, 2017

No. 17/08/06/01

Extract of the Minutes of Council of Thursday, 08/06/ 2017

Under the Office of the Commissioner of Finance

The Commissioner of Finance presented a Note relating to the creation of guaranteed funds for **BIOCRUDE Technologies INC.**, a corporation whose head office is located in Canada.

This corporation was retained pursuant to a call for tenders relating to the management of waste, sanitation as well as the distribution of alternate electricity and drinking water.

Following the clarification of the objectives and the conditions required in engaging **BIOCRUDE Technologies Inc.**, the Council has pronounced itself wholly favourable to the firm order placed with this corporation.

The present order is accompanied by a Treasury Bond in the amount of **20 Million dollars US**, an amount equivalent to **8.440.000.000KMF**.

The Council hereby grants its approval to the Commissioner of Finance in order to authorize the General paymaster to proceed with the deliverance of said document.

The Secretary General of the Ngazidja Executive

(s)

Dr. ABDOURAHIM SAID BAKAR